Exhibit 4.5

BACKUP SERVICING AGREEMENT

among

CNH CAPITAL RECEIVABLES LLC,
as Seller

NEW HOLLAND CREDIT COMPANY, LLC,
as Servicer

CNH EQUIPMENT TRUST 2011-A,
as Issuing Entity

and

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Backup Servicer

Dated as of April 1, 2011

i

Section 5.16.	Indemnification	15
Section 5.17.	Communications with Rating Agencies	16

SCHEDULES

SCHEDULE I	Description of Verification and Confirmation Duties (Backup Servicing)

ii

THIS BACKUP SERVICING AGREEMENT, dated as of April 1, 2011, (this “Agreement”) is made among NEW HOLLAND CREDIT COMPANY, LLC, a Delaware limited liability company (the “Servicer”), CNH CAPITAL RECEIVABLES LLC, a Delaware limited liability company (the “Seller”), CNH EQUIPMENT TRUST 2011-A, a Delaware statutory trust (the “Issuing Entity”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (the “Backup Servicer” or “DB Trust”).

W I T N E S S E T H:

WHEREAS, the Servicer, the Seller and the Issuing Entity have entered into the Sale and Servicing Agreement dated as of the date hereof (the “Sale and Servicing Agreement”) a copy of which is provided to the Backup Servicer as of the date hereof;

WHEREAS, the Issuing Entity and the Servicer desire that the Backup Servicer perform certain backup servicing duties in accordance with the terms and provisions of this Agreement;

WHEREAS, the Issuing Entity desires that the Backup Servicer assume the role of Successor Servicer under the terms of the Sale and Servicing Agreement in the event that the Servicer is terminated thereunder; and

WHEREAS, the Backup Servicer is willing to perform the backup servicing duties specified herein and assume the role of Successor Servicer under the terms of the Sale and Servicing Agreement pursuant to the conditions and for the consideration described herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1.            Definitions.  Unless otherwise specified herein, all terms defined in the Indenture shall have the same meaning in this Agreement.  Whenever capitalized and used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Backup Servicer: Deutsche Bank Trust Company Americas, in its capacity as Backup Servicer under this Agreement, and its successors and assigns in such capacity.

Backup Servicer Account:  means the account designated as such, established and maintained pursuant to Section 5.1(a)(vii) of the Sale and Servicing Agreement.

Backup Servicer Expenses:  is defined in Section 4.12 of the Sale and Servicing Agreement.

Backup Servicer Termination Event:  An event described in Section 4.1.

Backup Servicing Duties:  The duties defined as such in Section 2.1.

Backup Servicing Fee:  means the greater of (a) 1/12 of 0.015% of the Pool Balance as of the first day of each Collection Period and (b) $4,000.

Business Day:  means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in The City of New York, New York, the City of Racine, Wisconsin and the City of St. Joseph, Missouri are authorized or obligated by law, regulation or executive order to remain closed.

Collection Period: means, with respect to any Payment Date, the period from and including the end of the preceding Collection Period (or, for the first Payment Date, the day after the Cutoff Date) to and including the last day of the calendar month preceding the calendar month in which the Payment Date occurs.

Indenture:  means the Indenture dated as of April 1, 2011 between the Issuing Entity and the Indenture Trustee, as the same may be amended and supplemented from time to time.

Indenture Trustee: means Deutsche Bank Trust Company Americas, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

Initial Collection Period:  The Collection Period ending May 31, 2011.

Payment Date: means, with respect to each Collection Period, the fifteenth day of the calendar month following the end of that Collection Period, or, if such day is not a Business Day, the next Business Day, commencing on June 15, 2011.

Person:  Any legal person, including any individual, corporation, partnership, joint venture, estate, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

Sale and Servicing Agreement:  The Sale and Servicing Agreement dated as of April 1, 2011 between the Issuing Entity, the Seller and the Servicer, as the same may be amended from time to time in accordance with its terms.

Servicing Transfer Date:  The Business Day next succeeding the expiration of the Transfer Period.

Transfer Notice:  Written notice from the Indenture Trustee or Noteholders to the Backup Servicer and the Servicer, (with a copy to the Rating Agencies, subject to Section 5.17 hereof), the Noteholders (if given by the Indenture Trustee) and the Trustee provided by the Indenture Trustee advising the Backup Servicer of the transfer of active servicing duties for the Contracts to the Backup Servicer.

Transfer Period:  A period of up to sixty (60) days following the Backup Servicer’s receipt of a Transfer Notice and ending on the date the Backup Servicer is to begin Successor Servicer duties for the Contracts and the related Receivables.

Verification and Confirmation Duties:  The duties defined as such in Section 2.1(a).

Section 1.2.            Usage of Terms.  With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to “writing” include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the terms “include” or “including” mean “include without limitation” or “including without limitation.”

Section 1.3.            Section References.  All references to Articles, Sections, paragraphs, subsections, exhibits and schedules shall be to such portions of this Agreement unless otherwise specified.

ARTICLE II

ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 2.1.            Duties of the Backup Servicer.

(a)           Verification and Confirmation Duties.  The Backup Servicer agrees to perform all of the duties of the Backup Servicer as identified on Schedule I hereto (collectively, the “Verification and Confirmation Duties”) on behalf of the Issuing Entity in accordance with the terms of this Agreement.  On or before each Determination Date (beginning with the Determination Date immediately preceding the initial Payment Date), the Servicer shall deliver to the Backup Servicer the Servicer’s Certificate and a computer tape in a format acceptable to the Backup Servicer containing the information with respect to the Receivables for the preceding Collection Period necessary for the preparation of the Servicer’s Certificate and the performance of the Verification and Confirmation Duties relating to such Collection Period.

(b)           Active Servicing Duties.  Unless and until the Backup Servicer or another Person is appointed as Successor Servicer, the Backup Servicer agrees that, in the event the Servicer is terminated or otherwise ceases to function as the Servicer pursuant to the Sale and Servicing Agreement, if the Indenture Trustee or Noteholders representing not less than 25% of the Outstanding Amount of Notes shall issue a Transfer Notice to the Backup Servicer and Servicer, then prior to the expiration of the Transfer Period, the Backup Servicer shall promptly execute a counterpart to the Sale and Servicing Agreement and thereafter shall assume the rights, obligations and duties of a Successor Servicer as expressly set forth thereunder.

(c)           The Servicer covenants and agrees to perform within three weeks after receipt of the Transfer Notice (or on such later date as the Issuing Entity and the Backup Servicer shall agree in writing) the following:

(i)            The Servicer shall provide to the Backup Servicer all necessary servicing files and records relating to the Contracts (as reasonably deemed necessary by the Backup Servicer at such time) and the Servicer shall provide to the Backup Servicer access to and transfer of records and use by the Backup Servicer of all licenses or software necessary or desirable to collect the Contracts and the related Receivables to the extent that any of the foregoing is not prohibited under any licensing or other agreements with third parties.

(ii)           The Servicer will provide to the Backup Servicer the servicing information necessary to prepare and distribute the Servicer Certificate required to be delivered under the Sale and Servicing Agreement.

(d)           Prior to the expiration of the Transfer Period, the Servicer will send each Obligor written notice containing the following information:  (i) the Servicing Transfer Date, (ii) the address, telephone number and department of the Backup Servicer which is able to answer questions regarding billing, (iii) notification that the legal terms and conditions of such Obligor’s obligations will not be affected by the servicing transfer and (iv) instructions as to how to handle any Contract related questions.  The Backup Servicer will consult with the Servicer concerning the form of any such notice.  If the Servicer has failed to send this notice within three weeks after the Servicing Transfer Date, the Backup Servicer will send such a notice to each such Obligor on the Backup Servicer’s or the Servicer’s stationery within four weeks of the later of (A) the date a counterpart to the Sale and Servicing Agreement executed by the Backup Servicer is effective and (B) the Servicing Transfer Date.  The Servicer will provide the Backup Servicer with its stationery in an amount sufficient to allow for the sending of the notices described in this Section 2.1(d).  The Servicer hereby irrevocably appoints the Backup Servicer as its attorney-in-fact for the purpose of sending such notices.

(e)           Effective upon the occurrence of the Servicing Transfer Date, the Servicer hereby irrevocably authorizes and grants to the Backup Servicer an irrevocable power-of-attorney to take any and all steps in the Servicer’s name and on behalf of the Servicer that are necessary or desirable to perform its duties hereunder, including collecting amounts due under the Receivables, endorsing the Servicer’s name on checks and other instruments representing Collections and enforcing the Receivables.

(f)            The Servicer shall provide a copy of the Sale and Servicing Agreement to the Backup Servicer on or prior to the Closing Date.

Section 2.2.            Representations and Warranties of Backup Servicer.  The Backup Servicer represents and warrants as of the date of execution and delivery of this Agreement (other than with respect to Section 2.2(f), which is as of the dates specified therein):

(a)           Organization and Good Standing.  The Backup Servicer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

(b)           Due Qualification.  The Backup Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the performance of its obligations under this Agreement;

(c)           Power and Authority.  The Backup Servicer has the power and authority to execute and deliver this Agreement and to carry out the terms hereof; and the execution, delivery and performance of this Agreement have been duly authorized by the Backup Servicer by all necessary corporate action;

(d)           Binding Obligation.  This Agreement constitutes the legal, valid and binding obligation of the Backup Servicer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(e)           No Violation.  The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof, do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Backup Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Backup Servicer is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or violate any law, order, rule or regulation applicable to the Backup Servicer of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Backup Servicer or any of its properties;

(f)            No Proceedings.  As of the date of the Underwriting Agreement, the Preliminary Prospectus Date, the Prospectus Date and the Closing Date, there are no proceedings or investigations pending or, to the Backup Servicer’s knowledge, threatened against the Backup Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Backup Servicer or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Backup Servicer of its obligations under, or the validity or enforceability of, this Agreement or otherwise be material to the Noteholders, except as otherwise may be disclosed in the Preliminary Prospectus and the Prospectus; and

(g)           No Consents.  The Backup Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

Section 2.3.            Backup Servicing Termination.

(a)           Prior to the time the Backup Servicer receives a Transfer Notice, this Agreement may be terminated upon delivery of thirty (30) days advance written notice to the Backup Servicer of such termination.  This Agreement shall be terminated pursuant to the previous sentence if (A) (i) the Servicer notifies the Issuing Entity in writing that the Servicer has engaged a replacement backup servicer or a Successor Servicer, (ii) the agreement with such replacement backup servicer or Successor Servicer, as the case may be, is reasonably satisfactory to the Issuing Entity in form and substance and (iii) the identity of such replacement backup servicer or Successor Servicer, as the case may be, is acceptable to the Issuing Entity in its sole discretion, (B) to the extent Moody’s is hired by CNHCA to rate the Notes and is still rating such Notes, Moody’s shall have been given at least 10 Business Days’ prior notice thereof and shall have not notified the Issuing Entity and the Indenture Trustee that such action will result in a reduction or withdrawal of the then current rating of any Class of the Notes or (C) CNH Global N.V.’s long term unsecured debt credit rating by Moody’s rises to “Ba2” or higher.

(b)           (i)                Prior to the time the Backup Servicer receives a Transfer Notice, the Backup Servicer shall not resign as Backup Servicer under this Agreement except upon its determination that the performance of its duties shall no longer be permissible under applicable law. Such resignation shall become effective upon 90 days from the date that notice of such resignation is given. In the event that the Backup Servicer resigns pursuant to this Section 2.3(b)(i), the Backup Servicer agrees to cooperate with the Issuing Entity, and to take such actions as the Issuing Entity may reasonably request, in order to find a replacement backup servicer and to appoint a replacement backup servicer as promptly as possible.

(ii)               Notwithstanding the foregoing, prior to the time the Backup Servicer receives a Transfer Notice:

(A) The Backup Servicer may resign as Backup Servicer under this Agreement if (I) a replacement backup servicer has been selected by the Backup Servicer or the Issuing Entity, and, if selected by the Backup Servicer, the Depositor has consented in writing to such replacement backup servicer becoming a Successor Backup Servicer hereunder and (II) to the extent Moody’s is hired by CNHCA to rate the Notes and is still rating such Notes, Moody’s shall have been given at least 10 Business Days’ prior written notice thereof (the “Moody’s Notice Period”).  The Servicer will cooperate with the Issuing Entity, and take such actions as the Issuing Entity may reasonably request, to effect the replacement backup servicer’s appointment as Successor Backup Servicer pursuant to Section 2.3(c) within thirty (30) days of the expiration of the Moody’s Notice Period; provided, however, that the Backup Servicer shall continue to perform all duties and obligations under this Agreement until such Successor Backup Servicer’s appointment is effective pursuant to Section 2.3(c).

(B)               The Backup Servicer may also resign as Backup Servicer under this Agreement for any reason in its sole judgment and discretion upon delivery of one hundred twenty

(120) days advance written notice to the Issuing Entity of such resignation if CNH Global N.V.’s long term unsecured debt credit rating by Moody’s rises to “Ba2” or higher.

(c)           The Issuing Entity may appoint a replacement backup servicer to serve as the backup servicer hereunder (a “Successor Backup Servicer”).  Provided that the Successor Backup Servicer has executed a written assumption instrument acceptable to the Issuing Entity, the Successor Backup Servicer shall become the Backup Servicer hereunder effective on the date specified in such assumption instrument, which shall be a date not later than the day the predecessor Backup Servicer ceases to perform as Backup Servicer hereunder.  The Successor Backup Servicer shall be the successor in all respects to the predecessor Backup Servicer (except with respect to responsibilities and obligations of the predecessor Backup Servicer set forth in Section 3.1) and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Backup Servicer and shall be entitled to the Backup Servicing Fee and all the rights granted to the predecessor Backup Servicer by this Agreement.  None of the Backup Servicer, the Indenture Trustee, the Issuing Entity, the Administrator, the Trustee or any other Successor Backup Servicer shall be deemed to be liable for or in breach of any obligations hereunder due to any act or omission of a predecessor Backup Servicer.

Section 2.4.            Backup Servicer Fees; Payment of Expenses by Backup Servicer.  Unless and until the Backup Servicer or another Person is appointed as Successor Servicer, on the Payment Date relating to the Initial Collection Period and each Payment Date thereafter the Backup Servicer shall be entitled to receive the Backup Servicer Fees in accordance with the terms of the Sale and Servicing Agreement and the Indenture.  The Backup Servicer shall further receive all reimbursable Backup Servicer Expenses in accordance with the terms of the Sale and Servicing Agreement and the Indenture.  The Backup Servicer shall be required to pay all other expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Backup Servicer and all expenses incurred in connection with reports to the Issuing Entity).

ARTICLE III

THE BACKUP SERVICER

Section 3.1.            Liability of Backup Servicer; Indemnities.

(a)           The Backup Servicer shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Backup Servicer and the representations made by the Backup Servicer.  Other than as specifically set forth in this Backup Servicing Agreement, the Backup Servicer shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer and shall have no liability for any action taken or omitted by the Servicer.

(b)           The Backup Servicer shall indemnify, defend and hold harmless the Servicer, the Issuing Entity and their respective officers, trustees, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Servicer or the Issuing Entity through the Backup Servicer’s breach of this Agreement, the negligence, willful misfeasance or bad faith of the Backup Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

(c)           The Servicer shall indemnify, defend and hold harmless the Backup Servicer and its respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Backup Servicer through the Servicer’s breach of this Agreement, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

(d)           The Issuing Entity shall (solely from amounts paid pursuant to Section 5.6(b)(xi) of the Sale and Servicing Agreement) indemnify, defend and hold harmless the Backup Servicer and its respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Backup Servicer through the Issuing Entity’s breach of this Agreement, the negligence, willful misfeasance or bad faith of the Issuing Entity in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

(e)           The Backup Servicer may accept and reasonably rely on all accounting and servicing records and other documentation provided to the Backup Servicer by or at the direction of the Servicer, including documents prepared or maintained by any Originator, or Servicer, or any party providing services related to the Receivables (collectively “Third Party”).  The Servicer agrees to indemnify (subject to the limitation provided in Section 3.2 below) and hold harmless the Backup Servicer, its respective officers, employees and agents against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Backup Servicer may sustain in any way related to the negligence, willful misfeasance or bad faith of any Third Party with respect to the Receivables.  The Backup Servicer shall have no duty, responsibility, obligation or liability (collectively “Liability”) for the acts or omissions of any such Third Party.  If any error, inaccuracy or omission (collectively “Error”) exists in any information provided to the Backup Servicer of which it is not aware and such Errors cause or materially contribute to the Backup Servicer making or continuing any Error (collectively “Continuing Errors”), the Backup Servicer shall have no liability for such Continuing Errors; provided, however, that this provision shall not protect the Backup Servicer against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or negligence in failing to discover or correct any Error or in the performance of its duties contemplated herein.

In the event the Backup Servicer becomes aware of Errors and/or Continuing Errors which, in the opinion of the Backup Servicer, impair its ability to perform its services hereunder, the Backup Servicer shall promptly notify the Servicer and the Indenture Trustee of such Errors and/or Continuing Errors.  The Backup Servicer shall discuss such Errors with the Servicer, and the Servicer and the Backup Servicer shall use their reasonable efforts to correct such Errors.  If after such discussion such Errors are not promptly corrected, with the prior consent of the Indenture Trustee, the Backup Servicer may undertake to reconstruct any data or records appropriate to correct such Errors and/or Continuing Errors and to prevent future Continuing Errors.  The Backup Servicer shall be entitled to recover its costs thereby expended as Backup Servicer Expenses in accordance with the Sale and Servicing Agreement and the Indenture.

(f)            Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel (including but not limited to counsel who may be employees of the Backup Servicer) and expenses of litigation.  If the indemnifying party has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the indemnifying party, together with any interest earned thereon.

(g)           The provisions of this Section shall survive the termination of this Agreement.

Section 3.2.            Limitation on Liability.  Neither the Backup Servicer, the Servicer, the Issuing Entity nor any of their respective directors or officers or employees or agents shall be under any liability to the other, or any party to the Basic Documents except as provided in this Agreement, for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement; provided, however, that this provision shall not protect the Backup Servicer, the Servicer, the Issuing Entity or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement, the inaccuracy of any of their respective representations or warranties set forth in this Agreement or willful misfeasance, bad faith or negligence in the performance of their respective duties, by reason of reckless disregard of obligations and duties under this Agreement or any violation of law by the Backup Servicer, the Servicer, the Issuing Entity or such Person, as the case may be.  The Backup Servicer, the Servicer, the Issuing Entity and any of their respective directors, officers, employees or agents may rely in good faith on the advice of counsel (including but not limited to counsel who may be employees of the Backup Servicer or the Servicer, as the case may be) or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

Section 3.3.            Corporate Existence.  The Backup Servicer shall maintain its existence and rights as a banking corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which the failure to so qualify would have an adverse effect on the validity or enforceability of any Receivable or this Agreement or on the ability of the Backup Servicer to perform its duties under this Agreement.

Section 3.4.            Insurance.  The Backup Servicer shall maintain adequate insurance in amounts and with terms customarily subscribed by companies in the same industry performing similar functions to those of the Backup Servicer in its role as Backup Servicer or Successor Servicer, as applicable.

Section 3.5.            Compliance with Laws.  The Backup Servicer covenants with the parties hereto that, upon the expiration of the Transfer Period, the practices used or to be used by the Backup Servicer to monitor collections with respect to the Contracts and repossess and dispose of the Financed Equipment related to the contracts will be, in all material respects, legal, proper and in conformity with the requirements of all applicable federal and State laws, rules and regulations.  Upon the expiration of the Transfer Period, the Backup Servicer will be in possession of all State and local licenses (including all debt collection licenses) required for it to perform its services hereunder and under the Sale and Servicing Agreement, and none of such licenses shall have been suspended, revoked or terminated.

Section 3.6.            Backup Servicer Legal Proceedings.  At any time when the Backup Servicer’s reporting obligations under Section 15(d) of the Exchange Act are not suspended, the Backup Servicer shall notify the Servicer within 5 Business Days of the date that the Backup Servicer becomes aware of (a) the initiation of any legal proceedings against the Backup Servicer, or of which any property of the Backup Servicer is subject, that are material to the Noteholders, (b) any developments in any such proceedings that are material to the Noteholders and (c) any such material proceedings that are contemplated by any governmental authority against the Backup Servicer or any property of the Backup Servicer that are material to the Noteholders; provided, however that in each case notice need not be provided to the extent disclosure of same would not be required pursuant to the terms of Regulation AB of the Exchange Act.

Section 3.7.            Appointment of Backup Servicer Subservicer.  The Backup Servicer may at any time, with the prior written consent of the Servicer, appoint a subservicer to perform all or any portion of its obligations as Backup Servicer hereunder (“Backup Servicer Subservicer”); provided, however, that the Backup Servicer shall remain obligated to perform and be liable to the parties hereto, and the parties included within Section 5.5 of this Agreement, for performing all of its obligations hereunder in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such Backup Servicer Subservicer and to the same extent and under the same terms and conditions as if the Backup Servicer alone were performing the obligations hereunder.  The fees and expenses of any Backup Servicer Subservicer shall be as agreed between the Backup Servicer and such Backup Servicer Subservicer from time to time and none of the parties hereto or any other Person shall have any responsibility therefor.  The Servicer hereby consents to the appointment of Systems & Services Technologies, Inc. as a Backup Servicer Subservicer on the Closing Date, subject to compliance by the Backup Servicer with this Section 3.7.

ARTICLE IV

TERMINATION EVENTS

Section 4.1.            Termination Event.  For purposes of this Agreement, each of the following shall constitute a Termination Event (subsections (a) through (d) shall further constitute a “Backup Servicer Event of Default”):

(a)           Failure on the part of the Backup Servicer duly to observe or perform in any material respect any covenant or agreement of the Backup Servicer set forth in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Backup Servicer by the Servicer; or

(b)           (i) The commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or State bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or (ii) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Backup Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or State, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Backup Servicer or of any substantial part of its properties or ordering the winding up or liquidation of the affairs of the Backup Servicer; or

(c)           The commencement by the Backup Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or State bankruptcy, insolvency or similar law, or the consent by the Backup Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Backup Servicer or of any substantial part of its property or the making by the Backup Servicer of an assignment for the benefit of creditors or the failure by the Backup Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Backup Servicer in furtherance of any of the foregoing; or

(d)           Any representation, warranty or statement of the Backup Servicer made in this Agreement or any certificate, report or other writing delivered by the Backup Servicer pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within thirty (30) days after written notice thereof shall have been given to the Backup Servicer by the Servicer, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been waived, eliminated or otherwise cured; or

(e)           Failure on the part of the Backup Servicer to receive Backup Servicer Fees or Backup Servicer Expenses as and when due as set forth in the Sale and Servicing Agreement and the Indenture, which failure shall not be cured within twenty (20) days after the date on which written notice of such failure shall have been received by the Servicer and the Issuing Entity; or

(f)            Failure on the part of the Backup Servicer to notify the Servicer as required pursuant to Section 3.6.

Section 4.2.            Consequences of a Termination Event.

(a)           If a Backup Servicer Event of Default (as defined in Section 4.1 above) shall occur and be continuing, the Servicer may, by notice given in writing to the Backup Servicer, terminate all of the rights and obligations of the Backup Servicer under this Agreement, except as set forth in Sections 3.1(b), (c), (d), (e) and (f).  On or after the receipt by the Backup Servicer of such written notice, all authority, power, obligations and responsibilities of the Backup Servicer under this Agreement shall be terminated (other than Sections 3.1(b), (c), (d), (e) and (f)).  The terminated Backup Servicer agrees to cooperate with the Servicer in effecting the termination of the responsibilities and rights of the terminated Backup Servicer under this Agreement.

(b)           Notwithstanding any other provision of this Agreement, in the event of a Termination Event pursuant to Section 4.1(e), this Agreement shall terminate upon expiration of the given cure period, and the Backup Servicer shall then have no obligations or responsibilities under this Agreement, except as set forth in Sections 3.1(b) and (f).

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.1.            Waiver; Amendment.  Neither this Agreement nor any provision hereof may be waived, amended or modified orally, but only by an instrument in writing signed by the Servicer, the Seller, the Backup Servicer, the Indenture Trustee and the Issuing Entity; provided that any such amendment shall not materially and adversely affect the interests of any Noteholder; provided, further, that any such amendment shall be deemed not to materially and adversely affect the interests of any Noteholder if any of the following conditions is satisfied:

(i)            the Servicer delivers an Opinion of Counsel to the Backup Servicer to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii)           the Servicer delivers an Officer’s Certificate of the Servicer to the Backup Servicer to the effect that such amendment will not materially and adversely affect the interests of the Noteholders.

An amendment shall be deemed not to adversely affect in any material respect the interests of any Noteholders of a Class of Notes if the Rating Agency Condition has been satisfied with respect to such amendment for such Class of Notes.

Prior to the execution of any such amendment or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies.

Notwithstanding anything herein to the contrary (other than as provided in the following paragraph), any term or provision of this Agreement may be amended by the Servicer and the Seller without the consent of the Noteholders or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment for the Issuing Entity, the Depositor or any of their affiliates under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect); it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

Section 5.2.            Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 5.3.            Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 5.4.            Assignment.  Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Backup Servicer without the prior written consent of the Servicer.

Section 5.5.            Third-Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.  Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Persons entitled to be indemnified pursuant to Section 3.1, any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 5.6.            Counterparts.  For the purpose of facilitating its execution and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

Section 5.7.            Notices.  All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed, or by facsimile transmission: (a) in the case of the Backup Servicer, at the following address: 60 Wall Street, NYC 60-2606, New York, New York 10005, Attention: TSS-SFS, Facsimile Number 212-553-2459; (b) in the case of the Servicer, at the following address: New Holland Credit Company, LLC, 100 Brubaker Avenue, New Holland, Pennsylvania 17557, Attention: Finance Manager, Facsimile Number (630) 887-5448; with a copy to: New Holland Credit Company, LLC, 6900 Veterans Boulevard, Burr Ridge, Illinois 60527, Attention: Assistant Treasurer, Facsimile Number (630) 887-5448; (c) in the case of the Issuing Entity, at the following address: CNH Equipment Trust 2011-A, in care of Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, Attention:  Corporate Trust Administration, Facsimile Number (302) 636-4140; (d) in the case of the Seller, to CNH Capital Receivables LLC, 6900 Veterans Boulevard, Burr Ridge, Illinois 60527, Attention: Assistant Treasurer, Facsimile Number (630) 887-5448; and (e) in the case of the Indenture Trustee, at its Corporate Trust Office; or at such other address or facsimile number as shall be designated by any such party in a written notice to the other parties.  All such notices and communications shall be effective, upon receipt, or in the case of (i) notice by mail, five days after being deposited in the United States mail, first class postage prepaid, (ii) notice by telex, when telexed against receipt of answer back, or (iii) notice by facsimile copy, when verbal communication of receipt is obtained.

Section 5.8.            Nonpetition Covenants.  Notwithstanding any prior termination of this Agreement, the Backup Servicer, the Servicer and the Indenture Trustee shall not, prior to the date that is one year and one day after the payment in full of all securities issued by the Issuing Entity or any other special purpose entity to which Seller transfers receivables, which securities are rated at issuance by a nationally recognized statistical rating organization, with respect to the Issuing Entity or the Seller, acquiesce, petition or otherwise invoke or cause the Issuing Entity or the Seller to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuing Entity or the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuing Entity or the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuing Entity or the Seller.  The foregoing shall not limit the right of the Backup Servicer, the Servicer or the Indenture Trustee to file any claim in or otherwise take any action with respect to any such insolvency proceeding that was instituted against the Issuing Entity or the Seller by any Person other than the Backup Servicer, the Servicer or the Indenture Trustee.

Section 5.9.            Term.  The provisions of this Agreement and the duties and obligations of the Backup Servicer hereunder shall commence on the date hereof and shall continue in full force and effect until either (i) if DB Trust is not then the Successor Servicer, the Notes have been repaid in their entirety or (ii) the Pool Balance equals zero, unless earlier terminated pursuant to the terms of this Agreement.

Section 5.10.          Limitation of Liability of Trustee.  Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity, and in no event shall Wilmington Trust Company, in its individual capacity, or any beneficial owner of the Issuing Entity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.

Section 5.11.          Miscellaneous.  In connection with its execution and performance of this Agreement, the Issuing Entity is entitled to all rights, privileges, benefits and indemnities provided to it under the Sale and Servicing Agreement.

Section 5.12.          Confidentiality.  DB Trust shall maintain, and shall cause each officer, employee and agent of itself and its affiliates to maintain, the confidentiality of this Backup Servicing Agreement, the Basic Documents and all other confidential proprietary information with respect to the Servicer, CNH Capital America LLC, the Seller and CNH Global N.V. and their affiliates and successors and each of their respective businesses obtained by DB Trust in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Basic Documents or as otherwise provided to DB Trust from time to time due to its role as Backup Servicer or Successor Servicer, except for information that has become publicly available or information disclosed (i) to legal counsel, accountants and other professional advisors to DB Trust, (ii) as required by law, regulation or legal process, (iii) in connection with any legal or regulatory proceeding to which DB Trust or any of their affiliates is subject or (iv) any other disclosure with the prior written consent of CNHCA.

Section 5.13.          Information Requests.  The parties hereto shall provide any information reasonably requested by the Servicer or the Seller or any of their Affiliates, at the expense of such party, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

Section 5.14.          Notice to Moody’s.  To the extent Moody’s is hired by CNHCA to rate the Notes and is still rating such Notes, the Servicer shall notify Moody’s upon the termination of this Agreement pursuant to Section 2.3 or the termination of DB Trust as Backup Servicer pursuant to Section 4.2.

Section 5.15.          Form 8-K Filings.  So long as the Seller is filing Exchange Act Reports with respect to the Issuer, the Backup Servicer shall promptly notify the Seller, but in no event later than five (5) Business Days after its occurrence, of any Reportable Event of which a Responsible Officer of the Backup Servicer has actual knowledge (other than a Reportable Event described in clause (a) or (b) of the definition thereof as to which the Seller or the Servicer has actual knowledge).  The Backup Servicer shall be deemed to have actual knowledge of any such event to the extent that it relates to the Backup Servicer in its individual capacity or any action by the Backup Servicer under this Agreement.

Section 5.16.          Indemnification.

(a)           The Backup Servicer shall indemnify the Seller, each Affiliate of the Seller or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)            (A)          any untrue statement of a material fact contained in any information provided in writing by the Backup Servicer to the Seller or its affiliates under Sections 3.6 or 5.15 (such information, the “Provided Information”), or (B) the omission to state in the Provided Information a material fact required to be stated in the Provided Information, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the related information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Provided Information or any portion thereof is presented together with or separately from such other information; or

(ii)           any failure by the Backup Servicer to deliver any information report, or other material when and as required under Sections 3.6 or 5.15.

(b)           In the case of any failure of performance described in clause (a)(ii) of this Section, the Backup Servicer shall promptly reimburse the Seller for all costs reasonably incurred in order to obtain the information, report or other material not delivered as required by the Backup Servicer.

(c)           Notwithstanding anything to the contrary contained herein, in no event shall the Backup Servicer be liable under this Section 5.16 for special, indirect or consequential damages of any kind whatsoever, including but not limited to lost profits, even if the Backup Servicer has been advised of the likelihood of such loss or damage and regardless of the form of action.

(d)           Depositor agrees to pay, and to protect, indemnify and save harmless the Backup Servicer, and its respective officers, directors, shareholders, employees, agents and each person, if any, who controls the Backup Servicer, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys or, as necessary, consultants and auditors and reasonable costs of investigations) (collectively, “Backup Servicer Losses”) of any nature to the extent such Backup Servicer Losses arise out of or are based upon any untrue statement of a material fact contained under the heading “Depositor” in the base prospectus contained in the Preliminary Prospectus and the Prospectus or any omission to state under the heading “Depositor” in the base prospectus contained in the Preliminary Prospectus and the Prospectus a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they were made, not misleading.  Notwithstanding anything to the contrary contained herein, in no event shall the Depositor be liable under this Section 5.16 for special, indirect or consequential damages of any kind whatsoever, including but not limited to lost profits, even if the Depositor has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 5.17.          Communications with Rating Agencies.  The parties hereto (other than the Seller and its Affiliates but excluding the Issuing Entity) agree that any notices or requests to, or any other written communications with, any of the Rating Agencies, or any of their respective officers, directors or employees, to be given or provided to such Rating Agencies pursuant to, in connection with or related, directly or indirectly, to the Basic Documents, the Collateral or the Notes, shall be in each case either (i) furnished to the Seller who shall forward such communication to the Rating Agencies pursuant to Section 10.18 of the Sale and Servicing Agreement; or (ii) furnished directly to the Rating Agencies with a prior copy to the Seller.  In either case, the parties hereto (other than the Seller and its Affiliates but excluding the Issuing Entity) further agree to provide such notices, requests and communications or copies thereof, as applicable, to the Seller at least one Business Day prior to the date when such notices, requests and communications are required to be delivered (or are in fact delivered, whichever is earlier) to the Rating Agencies pursuant to the Basic Documents.  So long as any Notes are Outstanding, each party hereto (other than the Seller and its Affiliates but excluding the Issuing Entity) agrees that neither it nor any party on its behalf shall engage in any oral communications with respect to the transactions contemplated hereby, under the Basic Documents or in any way relating to the Notes with any Rating Agency or any of their respective officers, directors or employees, without the participation of the Seller.

[The balance of this page has been intentionally left blank]

IN WITNESS WHEREOF, the Servicer, the Issuing Entity, the Backup Servicer, the Seller and the Indenture Trustee have caused this Backup Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

NEW HOLLAND CREDIT COMPANY, LLC,
as Servicer

By:	/s/ Thomas N. Beckmann
Name:	Thomas N. Beckmann
Title:	Assistant Treasurer

CNH CAPITAL RECEIVABLES LLC,
as Seller

By:	/s/ Thomas N. Beckmann
Name:	Thomas N. Beckmann
Title:	Assistant Treasurer

CNH EQUIPMENT TRUST 2011-A,
as Issuing Entity

By:	Wilmington Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Dorri Costello
Name:	Dorri Costello
Title:	Financial Services Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Backup Servicer

By:	/s/ Sue Kim
Name:	Sue Kim
Title:	Assistant Vice President

By:	/s/ Mark Esposito
Name:	Mark Esposito
Title:	Associate

ACKNOWLEDGED AND AGREED:

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Sue Kim
Name:	Sue Kim
Title:	Assistant Vice President

By:	/s/ Mark Esposito
Name:	Mark Esposito
Title:	Associate

(Backup Servicing Agreement)

SCHEDULE I

DESCRIPTION OF VERIFICATION AND CONFIRMATION DUTIES
(BACKUP SERVICING)

The Backup Servicer shall provide the following services related to backup servicing in connection with the Contracts.

(i)            The Backup Servicer will work with the Servicer’s personnel to obtain the necessary systems and data information from the servicing systems in use by the Servicer (the form of the “Initial Data File Data Layouts and Definitions” is set forth in Appendix A).  Using this information, the Backup Servicer will create a set of conversion routines and database mapping programs, as necessary, that will enable the Backup Servicer to receive data from the Servicer on a monthly basis (at the time and in the manner specified in Section 2.1(a) of the Backup Servicing Agreement) and to ensure that the data is readable.

(ii)           On a monthly basis, commencing with the Initial Collection Period, the Backup Servicer shall (x) verify receipt of the monthly data files, the form of which is set forth in Appendix B, required to be delivered by the Servicer (at the time and in the manner specified in Section 2.1(a) of the Backup Servicing Agreement) and (y) verify that the records and data contained in the monthly data files are in a readable format.

(iii)          On the 10th Business Day after receipt of the monthly data files and the Servicer’s Certificate from the Servicer (“Backup Servicer Notice Date”), the Backup Servicer shall notify the Servicer that (i) the Backup Servicer has reviewed the monthly data files for the related Collection Period, (ii) a review of the information concerning delinquency aging, defaults and ending Contract Value reflected on the Servicer’s Certificate has been made and (iii) to the best of DB Trust’s knowledge using its best reasonable efforts, the data in such monthly data files ties to such items on the Servicer’s Certificate, resulting in no discrepancies between them.  If the preceding statement cannot be made in the affirmative, on or by the Backup Servicer Notice Date, DB Trust shall notify the Servicer of the nature of any and all discrepancies.  The Backup Servicer and the Servicer shall attempt to reconcile all discrepancies with respect to such Servicer’s Certificate.  The effect, if any, of such reconciliation shall be reflected in the next succeeding Servicer’s Certificate.

APPENDIX A

INITIAL DATA FILE DATA LAYOUTS AND DEFINITIONS

Record length = 100	LOS01
DESCRIPTION	START	END	POS	ANNOTATIONS
ENTITY	001	005	5
COST CENTER	006	011	6
POOL IDENTIFIER	012	014	3
SUB POOL IDENTIFIER	015	024	10
CUSTOMER #	025	034	10
NOTE #	035	042	8
MT CODE	043	045	3
TRANSACTION CODE	046	047	2	WILL HAVE ‘MT’ IF FEED IS FROM MT, OTHERWISE THE CL TRANS. CODE.
TRANSACTION CODE QUALIFIER	048	049	2
TRANSACTION DATE	050	057	8	CCYYMMDD
BUSINESS LINE	058	059	2
ACKTBL TRANSACTION CODE	060	062	3
TRANSACTION AMOUNT	063	079	17
SIGN	063	063	1
DOLLARS	064	076	13
DECIMAL	077	077	1
CENTS	078	079	2
GL ACCOUNT NUMBER	080	093	14
ACCOUNT	080	089	10
SUB ACCOUNT NUMBER	090	093	4
VARIABLE RATE TYPE	094	095	2
FILLER	094	100	5

Record length = 3775	SS01
DESCRIPTION	START	END	POS.	ANNOTATIONS
ACCOUNT #	0001	0026	26
BANK CODE	0001	0002	2
BRANCH CODE	0003	0005	3
RETAIL/LEASE CODE	0006	0008	3
CUSTOMER #	0009	0018	10
NOTE #	0019	0026	8
POOL IDENTIFIER	0027	0029	3
SUB POOL IDENTIFIER	0030	0039	10
CONTRACT DATE	0040	0047	8	CCYYMMDD
ORIGINAL MATURITY DATE	0048	0055	8	CCYYMMDD
CURRENT MATURITY DATE	0056	0063	8	CCYYMMDD
ORIGINAL AMOUNT FINANCED	0064	0080	17
SIGN	0064	0064	1
DOLLARS	0065	0077	13
DECIMAL	0078	0078	1
CENTS	0079	0080	2
CURRENT OBLIGOR BALANCE	0081	0097	17
SIGN	0081	0081	1
DOLLARS	0082	0094	13
DECIMAL	0095	0095	1

Appendix A-1

CENTS	0096	0097	2
CURRENT HOLDER BALANCE	0098	0114	17
SIGN	0098	0098	1
DOLLARS	0099	0111	13
DECIMAL	0112	0112	1
CENTS	0113	0114	2
FIRST DUE DATE	0115	0122	8	CCYYMMDD
NEXT DUE DATE	0123	0130	8	CCYYMMDD
NEXT PAYMENT AMOUNT	0131	0147	17
SIGN	0131	0131	1
DOLLARS	0132	0144	13
DECIMAL	0145	0145	1
CENTS	0146	0147	2
CURRENT INTEREST RATE (APR)	0148	0155	8
SIGN	0148	0148	1
LEFT OF DECIMAL	0149	0149	1
DECIMAL	0150	0150	1
RIGHT OF DECIMAL	0151	0155	5
ORIGINAL TERMS	0156	0158	3
PAYMENT METHOD	0159	0159	1	C=COUPON
				A=ACH
				B=BILL
				N=NO BILL

INTEREST TYPE	0160	0161	2	00 = SIMPLE INTEREST
				01=SIMPLE INTEREST
				02=78’S INTEREST
				03=STRAIGHT LINE INTEREST
				04=SIMPLE INTEREST (ON SCHEDULED PRIN. BAL.) FOR LOANS W/AMORTIZED PAYMENT SCHEDULE.
				05=SIMPLE INT. AVERAGE BAL.
				07=SIMPLE INT. W/BALANCE

DESCRIPTION	START	END	POS.	ANNOTATIONS
				SPREAD RATE ADJ.
				08=ACTURIAL
				09=SUM OF BALANCE
# OF DAYS LATE TO ASSESS LATE FEES	0162	0164	3
LATE FEE AMOUNT	0165	0181	17
SIGN	0165	0165	1
DOLLARS	0166	0178	13
DECIMAL	0179	0179	1
CENTS	0180	0181	2
LATE FEE PERCENT	0182	0189	8
SIGN	0182	0182	1
LEFT OF DECIMAL	0183	0183	1
DECIMAL	0184	0184	1
RIGHT OF DECIMAL	0185	0189	5
INTEREST PAID THROUGH DATE	0190	0197	8	CCYYMMDD
INTEREST ACCRUED/UNPAID AT TRANSFER	0198	0214	17
SIGN	0198	0198	1

Appendix A-2

DOLLARS	0199	0211	13
DECIMAL	0212	0212	1
CENTS	0213	0214	2
LATE FEES DUE	0215	0231	17
SIGN	0215	0215	1
DOLLARS	0216	0228	13
DECIMAL	0229	0229	1
CENTS	0230	0231	2
OTHER AMOUNT DUE	0232	0248	17
SIGN	0232	0232	1
DOLLARS	0233	0245	13
DECIMAL	0246	0246	1
CENTS	0247	0248	2
REMAINING TERM	0249	0251	3
CHARGE OFF DATE	0252	0259	8	CCYYMMDD
CHARGE OFF AMOUNT	0260	0276	17
SIGN	0260	0260	1
DOLLARS	0261	0273	13
DECIMAL	0274	0274	1
CENTS	0275	0276	2
CONTRACT STATE (DEALER)	0277	0278	2
LAST PAYMENT DATE	0279	0286	8	CCYYMMDD

TIMES PAST DUE DATA (1st occ. Info. Below)	0287	0306	20	OCCURS 5 TIMES
SIGN	0287	0287	1	OCC 1 = 10 DAYS PAST DUE
DAYS	0288	0290	3	OCC 2 = 30 DAYS PAST DUE
				OCC 3 = 60 DAYS PAST DUE
				OCC 4 = 90 DAYS PAST DUE
				OCC 5 = 120 DAYS PAST DUE
NUMBER OF NSF CHECKS	0307	0308	2
BUY-BACK (CLOSEOUT FEE)	0309	0316	8
SIGN	0309	0309	1
LEFT OF DECIMAL	0310	0310	1
DECIAML	0311	0311	1
RIGHT OF DECIMAL	0312	0316	5
BRANCH/REGION/PROCESSING CENTER	0317	0319	3
ORIGINATOR APPLICATION NUMBER	0320	0329	10
ORIGINATOR FUNDING DATE	0330	0337	8	CCYYMMDD
PAY AHEAD BALANCE	0338	0354	17
SIGN	0338	0338	1

DESCRIPTION	START	END	POS.	ANNOTATIONS
DOLLARS	0339	0351	13
DECIMAL	0352	0352	1
CENTS	0353	0354	2
TITLE STATE	0355	0356	2
RECOURSE CODE	0357	0357	1
PDI INSURANCE	0358	0358	1	R=RAMSEY-KRUG
				U=UNIVERSAL
				F=FIREMANS’S FUND
				G=EPG
				O=OTHER

Appendix A-3

				SPACE=NONE
LIFE INSURANCE	0359	0359	1	M=AMERICAN MODERN (USA)
				P=PACIFIC LIFE (CANADA)
				SPACE=NONE
LIABILITY INSURANCE	0360	0360	1	E=ELPA
				SPACE=NONE
DISABILITY INSURANCE	0361	0361	1	M=AMERICAN MODERN
				SPACE=NONE
ESPP INSURANCE	0362	0362	1	G=EPG
				SPACE=NONE
RESIDUAL INSURANCE	0363	0363	1	P=PACIFIC LIFE (CANADA)
				SPACE=NONE
LOAN STATUS	0364	0364	1	A=ACTIVE
				C=CLOSED
				D=ACCOUNT IN REPOSSESSION BUT NOT IN BANKRUPTCY.
REPO BALANCE	0365	0381	17
SIGN	0365	0365	1
DOLLARS	0366	0378	13
DECIMAL	0379	0379	1
CENTS	0380	0381	2

REPO ESTIMATED LOSS	0382	0398	17
SIGN	0382	0382	1
DOLLARS	0383	0395	13
DECIMAL	0396	0396	1
CENTS	0397	0398	2
INTEREST START DATE	0399	0406	8	CCYYMMDD

FIXED OR VARIABLE	0407	0407	1	F=FIXED
				V=VARIABLE
VARIABLE INDEX ADDITION	0408	0415	8
SIGN	0408	0408	1
LEFT OF DECIMAL	0409	0409	1
DECIMAL	0410	0410	1
RIGHT OF DECIMAL	0411	0415	5
VARIABLE FLOOR	0416	0423	8
SIGN	0416	0416	1
LEFT OF DECIMAL	0417	0417	1
DECIMAL	0418	0418	1
RIGHT OF DECIMAL	0419	0423	5

VARIABLE CEILING	0424	0431	8
SIGN	0424	0424	1
LEFT OF DECIMAL	0425	0425	1
DECIMAL	0426	0426	1
RIGHT OF DECIMAL	0427	0431	5
STOP ACCRUAL INTEREST	0432	0448	17

DESCRIPTION	START	END	POS.	ANNOTATIONS
SIGN	0432	0432	1
DOLLARS	0433	0445	13

Appendix A-4

DECIMAL	0446	0446	1
CENTS	0447	0448	2
STOP ACCRUAL DATE	0449	0456	8	CCYYMMDD
PAYMENT SCHEDULE REVIEW	0457	0457	1
RESIDUAL AMOUNT (FINANCE LEASES)	0458	0474	17
SIGN	0458	0458	1
DOLLARS	0459	0471	13
DECIMAL	0472	0472	1
CENTS	0473	0474	2
FINANCE CHARGE (PRE COMPUTED)	0475	0491	17
SIGN	0475	0475	1
DOLLARS	0476	0488	13
DECIMAL	0489	0489	1
CENTS	0490	0491	2
DUE DATE/PAYMENT AMT. INFO. (1st occ. Info. Below)	0492	2991	2500	OCCURS 100 TIMES
DUE DATE	0492	0499	8	CCYYMMDD
DUE AMOUNT	0500	0514	17
SIGN	0500	0500	1
DOLLARS	0501	0513	13
DECIMAL	0514	0514	1
CENTS	0515	0516	2

BILL DATE/PAYMENT INFO. (1st occ. info. below)	2992	3447	456	OCCURS 6 TIMES
BILLED DUE DATE	2992	2999	8	CCYYMMDD
BILLED PRINCIPAL	3000	3016	17
SIGN	3000	3000	1
DOLLARS	3001	3013	13
DECIMAL	3014	3014	1
CENTS	3015	3016	2
BILLED INTEREST	3017	3033	17
SIGN	3017	3017	1
DOLLARS	3018	3030	13
DECIMAL	3031	3031	1
CENTS	3032	3033	2
BILLED LATE CHARGES	3034	3050	17
SIGN	3034	3034	1
DOLLARS	3035	3047	13
DECIMAL	3048	3048	1
SIGN	3049	3050	2
BILLED OTHER FEES	3051	3067	17
SIGN	3051	3051	1
DOLLARS	3052	3064	13
DECIMAL	3065	3065	1
CENTS	3066	3067	2
BILLED THROUGH DATE	3448	3455	8	CCYYMMDD
ACCRUAL BASIS YEAR	3456	3456	1	0=365-DAY YEAR
				1=360-DAY YEAR
				2=365/366-DAY YEAR
ACCRUAL BASIS MONTH	3457	3457	1	0=ACTUAL-DAYMONTH
				1=30-DAY MONTH
PAYMENT SCHEDULE INFO. (1st occ. Info. below)	3458	3637	180	OCCURS 5 TIMES

Appendix A-5

PAYMENT SCHEDULE STATUS	3458	3458	1
PAYMENT SCHEDULE TYPE	3459	3459	1
PAYMENT SCHEDULE INTERVAL	3460	3462	3
PAYMENT SCHEDULE START DATE	3463	3470	8	CCYYMMDD
PAYMENT SCHEDULE TOTAL PAYMENTS	3471	3473	3

DESCRIPTION	START	END	POS.	ANNOTATIONS
PAYMENT SCHEDULE TIMES BILLED	3474	3476	3
PAYMENT SCHEDULE AMOUNT	3477	3493	17
SIGN	3477	3477	1
DOLLARS	3478	3490	13
DECIMAL	3491	3491	1
CENTS	3492	3493	2
CURRENT PAYOFF AMOUNT	3638	3654	17
SIGN	3638	3638	1
DOLLARS	3639	3651	13
DECIMAL	3652	3652	1
CENTS	3653	3654	2
NON RECOGNIZED ACCRUED INTEREST	3655	3671	17
SIGN	3655	3655	1
DOLLARS	3656	3668	13
DECIMAL	3669	3669	1
CENTS	3670	3671	2
VARIABLE RATE TYPE	3672	3673	2	11 = CHANGES ON 15TH (USA)
				12 = CHANGES ON 20TH (USA)
				22 = CHANGES ON 15TH (CAN.)
				23 = CHANGES ON 20TH (CAN.)
RSS MONTHLY CASH FLOW	3674	3690	17
SIGN	3674	3674	1
DOLLARS	3675	3687	13
DECIMAL	3688	3688	1
CENTS	3689	3690	2
PRINCIPAL WRITE OFF AMOUNT	3691	3707	17
SIGN	3691	3691	1
DOLLARS	3692	3704	13
DECIMAL	3705	3705	1
CENTS	3706	3707	2
PAST DUE DAYS	3708	3713	6
SIGN	3708	3708	1
DAYS	3709	3713	5
PAST DUE ALTERNATE	3714	3719	6
SIGN	3714	3714	1
DAYS	3715	3719	3
RECOVERIES	3720	3736	17
SIGN	3720	3720	1
DOLLARS	3721	3733	13
DECIMAL	3734	3734	1
CENTS	3735	3736	2
FILLER	3737	3775	39

Appendix A-6

Record length = 650	SS02
DESCRIPTION	START	END	POS	ANNOTATION
ACCOUNT #	001	026	26
BANK CODE	001	002	2
BRANCH CODE	003	005	3
RETAIL/LEASE CODE	006	008	3
CUSTOMER #	009	018	10
NOTE #	019	026	8
OBLIGOR MAILING ADDRESS 01	027	066	40
OBLIGOR MAILING ADDRESS 02	067	106	40
OBLIGOR MAILING ADDRESS 03	107	146	40
OBLIGOR MAILING ADDRESS 04	147	186	40
OBLIGOR MAILING CITY	187	226	40
OBLIGOR MAILING STATE	227	228	2
OBLIGOR MAILING ZIP	229	237	9
ZIP FIRST 5 POS	229	233	5
ZIP LAST 4 POS	234	237	4
OBLIGOR PHYSICAL ADDRESS 01	238	277	40
OBLIGOR PHYSICAL ADDRESS 02	278	317	40
OBLIGOR PHYSICAL ADDRESS 03	318	357	40
OBLIGOR PHYSICAL ADDRESS 04	358	397	40
OBLIGOR PHYSICAL CITY	398	437	40
OBLIGOR PHYSICAL STATE	438	439	2
OBLIGOR PHYSICAL ZIP	440	448	9
ZIP FIRST 5 POS	440	444	5
ZIP LAST 4 POS	445	448	4
OBLIGOR HOME PHONE	449	462	14
OBLIGOR HM PH AREA CODE	449	451	3
OBLIGOR HM PH FIRST 3 POS	452	454	3
OBLIGOR HM PH SECOND 4 POS	455	458	4
OBLIGOR HM PH EXTENSION	459	462	4
OBLIGOR EXTRA PH 01	463	476	14
OBLIGOR EXTRA PH 01 AREA CODE	463	465	3
OBLIGOR EXTRA PH 01 FIRST 3 POS	466	468	3
OBLIGOR EXTRA PH 01 SECOND 4 POS	469	472	4
OBLIGOR EXTRA PH 01 EXTENSION	473	476	4
OBLIGOR EXTRA PH 02	477	490	14
OBLIGOR EXTRA PH 02 AREA CODE	477	479	3
OBLIGOR EXTRA PH 02 FIRST 3 POS	480	482	3
OBLIGOR EXTRA PH 02 SECOND 4 POS	483	486	4
OBLIGOR EXTRA PH 02 EXTENSION	487	490	4
OBLIGOR EXTRA PH 03	491	504	14
OBLIGOR EXTRA PH 03 AREA CODE	491	493	3
OBLIGOR EXTRA PH 03 FIRST 3 POS	494	496	3
OBLIGOR EXTRA PH 03 SECOND 4 POS	497	500	4
OBLIGOR EXTRA PH 03 EXTENSION	501	504	4
OBLIGOR E-MAIL ADDRESS	505	544	40

OBLIGOR SSN OR TAX ID NUMBER	545	553	9
OBLIGOR SSN OR TAX CODE INDICATOR	554	554	1	0 = NONE
				1 = TAX ID

Appendix A-7

				2 = SSN
OBLIGOR BIRTH DATE	555	562	8	CCYYMMDD

OBLIGOR EMPLOYER NAME	563	582	20
OBLIGOR EMPLOYER ADDRESS 01	583	600	18
OBLIGOR EMPLOYER CITY	601	615	15
OBLIGOR EMPLOYER STATE	616	617	2
OBLIGOR EMPLOYER ZIP	618	626	9
ZIP FIRST 5 POS	618	622	5
ZIP LAST 4 POS	623	626	4
OBLIGOR EMPLOYER PHONE	627	640	14
OBLIGOR EMPLOYER AREA CODE	627	629	3
OBLIGOR EMPLOYER PH FIRST 3 POS	630	632	3
OBLIGOR EMPLOYER PH SECOND 4 POS	633	636	4
OBLIGOR EMPLOYER PH EXTENSION	637	640	4
FILLER	641	650	10

RECORD LENGTH = 625	SS03
DESCRIPTION	START	END	POS.	ANNOTATIONS
ACCOUNT #	001	026	26
BANK CODE	001	002	2
BRANCH CODE	003	005	3
RETAIL/LEASE CODE	006	008	3
CUSTOMER #	009	018	10
NOTE #	019	026	8
CO-BUYER INFO. (1st occ. Info. Below)	027	215	189	OCCURS 3 TIMES
CO-BUYER FIRST NAME	027	041	15	OCC. 1 - CO BUYER INFO.
CO-BUYER INITIAL	042	042	1	OCC. 2 - 3rd PARTY INFO.
CO-BUYER LAST NAME	043	062	20	OCC. 3 - 4th PARTY INFO.
CO-BUYER NAME SUFFIX	063	065	3
CO-BUYER STREET ADDRESS	066	095	30
CO-BUYER CITY ADDRESS	096	110	15
CO-BUYER STATE	111	112	2
CO-BUYER ZIP	113	121	9
ZIP FIRST 5 POS	113	117	5
ZIP LAST 4 POS	118	121	4
CO-BUYER PHY STREET ADDRESS	122	151	30
CO-BUYER PHY CITY ADDRESS	152	166	15
CO-BUYER PHY STATE	167	168	2
CO-BUYER PHY ZIP	169	177	9
ZIP FIRST 5 POS	169	173	5
ZIP LAST 4 POS	174	177	4
CO-BUYER HOME PHONE	178	187	10
HM PH AREA CODE	178	180	3
HM PH FIRST 3 POS	181	183	3
HM PH LAST 4 POS	184	187	4
CO-BUYER EXTRA PHONE	188	197	10
EXT PH AREA CODE	188	190	3
EXT PH FIRST 3 POS	191	193	3
EXT PH LAST 4 POS	194	197	4
CO-BUYER SSN OR TAX ID NUMBER	198	206	9
CO-BUYER BIRTH DATE	207	214	8	CCYYMMDD

Appendix A-8

CO-BUYER STATUS	215	215	1	C=COAP
				G=GUARANTOR
				O=OFFICER
				P=PARTNER
				SPACE = NONE
FILLER	593	625	32

RECORD LENGTH = 125	SS04
DESCRIPTION	START	END	POS	ANNOTATIONS
ACCOUNT #	001	026	26
BANK CODE	001	002	2
BRANCH CODE	003	005	3
RETAIL/LEASE CODE	006	008	3
CUSTOMER #	009	018	10
NOTE #	019	026	8
EQUIP. SEQUENCE #	027	029	3
VEHICLE I.D. # (VIN)	030	046	17
VEHICLE MAKE	047	053	7
VEHICLE MODEL	054	060	7
VEHICLE YEAR	061	062	2
VEHICLE NEW/USED CODE	063	063	1	N = NEW
				U = USED
				S = CROSS COLLATERAL
ORIGINAL SALES PRICE	064	080	17
ORIG SALES PRICE SIGN	064	064	1
ORIG SALES PRICE DOL	065	077	13
ORIG SALES PRICE DCL	078	078	1
ORIG SALES PRICE CENTS	079	080	2
WHOLESALE PRICE	081	097	17
WHSALE SIGN	081	081	1
WHSALE DOL	082	094	13
WHSALE DCL	095	095	1
WHSALE CENTS	096	097	2
EQUIP TITLED CODE	098	098	1	Y = YES
				N = NO
EQUIP HRS AT START	099	105	7
EQUIP HRS SIGN	099	099	1
EQUIP HRS HOURS	100	104	5
EQUIP HRS DCL	105	105	1
EQUIP HRS TENTHS	106	107	2
FILLER	108	125	18

RECORD LENGTH = 300	SS05
DESCRIPTION	START	END	POS	ANNOTATIONS
ACCOUNT #	001	026	26
BANK CODE	001	002	2
BRANCH CODE	003	005	3
RETAIL/LEASE CODE	006	008	3
CUSTOMER #	009	018	10
NOTE #	019	026	8
TRANSACTION SEQ. #	027	031	5
TRANSACTION DATE	032	039	8	CCYYMMDD
TRANSACTION CODE	040	046	7
TRAN CD	040	041	2
TRAN QUAL	042	043	2
TRAN SOURCE	044	046	3

Appendix A-9

TRANSACTION AMOUNT	047	063	17
TRAN SIGN	047	047	1
TRAN DOL	048	060	13
TRAN DCL	061	061	1
TRAN CENTS	062	063	2
TRANSACTION EFFECTIVE DATE	064	071	8	CCYYMMDD
PAYMENT DATE SATISFIED	072	079	32	CCYYMMDD OCCURS 4 TIMES
PRINCIPAL AMOUNT	104	121	17
PRIN SIGN	104	104	1
PRIN DOL	105	117	13
PRIN DCL	118	118	1
PRIN CENTS	119	120	2
INTEREST AMOUNT	121	137	17
INT SIGN	121	121	1
INT DOL	122	134	13
INT DCL	135	135	1
INT CENTS	136	137	2
ACTUARIAL INT. AMOUNT	138	154	17
ACTRL SIGN	138	138	1
ACTRL DOL	139	151	13
ACTRL DCL	152	152	1
ACTRL CENTS	153	154	2
LATE FEE AMOUNT	155	171	17
LTE FEE SIGN	155	155	1
LTE FEE DOL	156	168	13
LTE FEE DCL	169	169	1
LTE FEE CENTS	170	171	2
OTHER AMOUNT	172	188	17
OTH SIGN	172	172	1
OTH DOL	173	185	13
OTH DCL	186	186	1
OTH CENTS	187	188	2
OBLIGOR BAL BEFORE TRANS.	189	205	17
OBL BAL BEF SIGN	189	189	1
OBL BAL BEF DOL	190	202	13
OBL BAL BEF DCL	203	203	1
OBL BAL BEF CENTS	204	205	2

OBLIGOR BAL AFTER TRANS	206	222	17
OBL BAL AFT SIGN	206	206	1
OBL BAL AFT DOL	207	219	13
OBL BAL AFT DCL	220	220	1
OBL BAL AFT CENTS	221	222	2
HOLDER BAL BEFORE TRANS	223	239	17
HLD BAL BEF SIGN	223	223	1
HLD BAL BEF DOL	224	236	13
HLD BAL BEF DCL	237	237	1
HLD BAL BEF CENTS	238	239	2
HOLDER BAL AFTER TRANS	240	256	17
HLD BAL AFT SIGN	240	240	1
HLD BAL AFT DOL	241	253	13
HLD BAL AFT DCL	254	254	1
HLD BAL AFT CENTS	255	256	2
INSTRUMENT	257	259	3	004 = ACH
				005 = LOCK BOX

Appendix A-10

				014 = APS
				ALL OTHERS = CASH
REVERSAL	260	260	1	Y = REVERSAL TRANSACTION
				SPACE = NOT REVERSAL TRAN
EFFECTS OBLIGOR BAL.	261	261	1	Y = YES
				N = NO
EFFECTS HOLDER BAL.	262	262	1	Y = YES
				N = NO
TRANSACTION DESCRIPTION	263	282	20
TRANSACTION RATE	283	291	9
TRAN RATE SIGN	283	283	1
TRAN RATE DCL	284	284	1
TRAN RATE RATE	285	291	7
FILLER	292	300	9

RECORD LENGTH = 850	SS06
DESCRIPTION	START	END	POS	ANNOTATION
ACCOUNT #	001	026	26
BANK CODE	001	002	2
BRANCH CODE	003	005	3
RETAIL/LEASE CODE	006	008	3
CUSTOMER #	009	018	10
NOTE #	019	026	8
USER	027	066	40
COMMENT DATE	067	074	8	CCYYMMDD
COMMENT TIME	075	080	6	HHMMSS
COMMENT TEXT	081	830	750
FILLER	831	850	20

RECORD LENGTH = 275	SS07
DESCRIPTION	START	END	POS	ANNOTATION
ACCOUNT #	001	029	26
BANK CODE	001	002	2
BRANCH CODE	003	005	3
RETAIL/LEASE CODE	006	008	3
CUSTOMER #	009	018	10
NOTE #	019	026	8
SEQUENCE #	027	029	3
DATE AUTHORIZED FOR REPO.	030	037	8	CCYYMMDD
REPO. ASSIGNMENT DATE	038	045	8	CCYYMMDD
REPO. SALES LOCATION	046	085	40
DATE REPOSSESSED	086	093	8	CCYYMMDD
BALANCE AT REPOSSESSION	094	110	17
REPO BAL SIGN	094	094	1
REPO BAL DOL	095	107	13
REPO BAL DCL	108	108	1
REPO BAL CENTS	109	110	2
INTEREST DUE AT REPO.	111	127	17
REPO INT DUE SIGN	111	111	1
REPO INT DUE DOL	112	124	13
REPO INT DUE DCL	125	125	1
REPO INT DUE CENTS	126	127	2
ALLOW REINSTATEMENT	128	128	1	Y = YES (Always ‘Y’)
NOTICE OF INTENT EXPIR. DATE	129	136	8	CCYYMMDD

Appendix A-11

AUCTION REPORT RECEIVED DATE	137	144	8	CCYYMMDD
DATE VEHICLE SOLD	145	152	8	CCYYMMDD
GROSS AMOUNT OF SALE	153	169	17
GROSS SALE SIGN	153	153	1
GROSS SALE DOL	154	166	13
GROSS SALE DCL	167	167	1
GROSS SALE CENTS	168	169	2
NET AUCTION FEES	170	186	17
NET AUCTION SIGN	170	170	1
NET AUCTION DOL	171	183	13
NET AUCTION DCL	184	184	1
NET AUCTION CENTS	185	186	2
REPO. FEE AMOUNT	187	203	17
REPO FEE SIGN	187	187	1
REPO FEE DOL	188	200	13
REPO FEE DCL	201	201	1
REPO FEE CENTS	202	203	2
TRANSPORTATION FEES	204	220	17
TRANSPORT FEE SIGN	204	204	1
TRANSPORT FEE DOL	205	217	13
TRANSPORT FEE DCL	218	218	1
TRANSPORT FEE CENTS	219	220	2

STORAGE FEES	221	237	17
STORAGE FEE SIGN	221	221	1
STORAGE FEE DOL	222	234	13
STORAGE FEE DCL	235	235	1
STORAGE FEE CENTS	236	237	2
RECONDITIONING FEES	238	254	17
RECON FEES SIGN	238	238	1
RECON FEES DOL	239	251	13
RECON FEES DCL	252	252	1
RECON FEES CENTS	253	254	2
FILLER	255	275	21

RECORD LENGTH = 75	SS08
DESCRIPTION	START	END	POS	ANNOTATION
ACCOUNT #	001	026	26
BANK CODE	001	002	2
BRANCH CODE	003	005	3
RETAIL/LEASE CODE	006	008	3
CUSTOMER #	009	018	10
NOTE #	019	026	8
BK FILED DATE	027	034	8	CCYYMMDD
BK CHAPTER FILED	035	037	3
BK CLOSE DATE	038	045	8	CCYYMMDD
BK CLOSE REASON	046	047	2	RE = REAFFIRMED
				LS = LIFT STAYED
				DM = DISMISSED
				DS = DISCHARGED
DISCHARGE DATE	048	055	8	CCYYMMDD
FILLER	056	075	20

Appendix A-12

RECORD LENGTH = 200	SS09
DESCRIPTION	START	END	POS	ANNOTATION
ACCOUNT #	001	026	26
BANK CODE	001	002	2
BRANCH CODE	003	005	3
RETAIL/LEASE CODE	006	008	3
CUSTOMER #	009	018	10
NOTE #	019	026	8
CUSTOM CREDIT SCORE	027	032	6
CUST CR SIGN	027	027	1
CUST CR SCORE	028	032	5
EDAS SCORE	033	037	5
EDAS SIGN	033	033	1
EDAS SCORE	034	037	4
BOOK VALUE - INVOICE	038	054	17
BK VALUE SIGN	038	038	1
BK VALUE DOL	039	051	13
BK VALUE DCL	052	052	1
BK VALUE CENTS	053	054	2
DRIVERS LICENSE NUMBER	055	078	24
DRIVERS LICENSE STATE	079	080	2
APPLICATION DATE	081	088	8	CCYYMMDD
LOAN TO VALUE RATIO	089	097	9
LOAN TO VALUE SIGN	089	089	1
LOAN TO VALUE LEFT	090	094	5
LOAN TO VALUE DCL	095	095	1
LOAN TO VALUE RIGHT	096	097	2
DOWN PAYMENT	098	114	17
DN PYMT SIGN	098	098	1
DN PYMT DOL	099	111	13
DN PYMT DCL	112	112	1
DN PYMT CENTS	113	114	2
TRADE IN AMOUNT	115	131	17
TR IN SIGN	115	115	1
TR IN DOL	116	128	13
TR IN DCL	129	129	1
TR IN CENTS	130	131	2
TOTAL ORIGINATION FEES	132	148	17
TOT ORIG SIGN	132	132	1
TOT ORIG DOL	133	145	13
TOT ORIG DCL	146	146	1
TOT ORIG CENTS	147	148	2
TOTAL COST OF SOFT ADDS	149	165	17
TOT CST SIGN	149	149	1
TOT CST DOL	150	162	13
TOT CST DCL	163	163	1
TOT CST CENTS	164	165	2

TOTAL TAXES	166	182	17
TOT TAX SIGN	166	166	1
TOT TAX DOL	167	179	13
TOT TAX DCL	180	180	1
TOT TAX CENTS	181	182	2
FILLER	183	200	18

Appendix A-13

RECORD LENGTH = 275	SS10
DESCRIPTION	START	END	POS	ANNOTATION
ACCOUNT #	001	026	26
BANK CODE	001	002	2
BRANCH CODE	003	005	3
RETAIL/LEASE CODE	006	008	3
CUSTOMER #	009	018	10
NOTE #	019	026	8
DEALER ADDRESS 01	027	066	40
DEALER ADDRESS 02	067	106	40
DEALER ADDRESS 03	107	146	40
DEALER ADDRESS 04	147	186	40
DEALER ADDRESS CITY	187	226	40
DEALER ADDRESS STATE	227	228	2
DEALER ZIP	229	237	9
DLR ZIP FIRST 5	229	233	5
DLR ZIP LAST 4	234	237	4
OFFICE PHONE	238	251	14
OFF PH AREA CODE	238	240	3
OFF PH FIRST 3 POS	241	243	3
OFF PH LAST 4 POS	244	247	4
OFF PH EXTENSION	248	251	4
FAX	252	265	14
FAX AREA CODE	252	254	3
FAX FIRST 3 POS	255	257	3
FAX LAST 4 POS	258	261	4
FAX EXTENSION	262	265	4
FILLER	266	275	10

RECORD LENGTH = 375	SS11
DESCRIPTION	START	END	POS	ANNOTATION
ACCOUNT #	001	026	26
BANK CODE	001	002	2
BRANCH CODE	003	005	3
RETAIL/LEASE CODE	006	008	3
CUSTOMER #	009	018	10
NOTE #	019	026	8
COMMENT SEQUENCE #	027	029	3
COMMENT DATA (1st occ. Info. Below)	030	341	312	4 OCCURRENCES
SCRATCH PAD DATA	030	104	75
SCRATCH PAD USER	105	107	3
OPEN DATE	342	349	8	CCYYMMDD
SVC CODE	350	352	3
CLOSE DATE	353	360	8	CCYYMMDD
FILLER	361	375	15

Appendix A-14

APPENDIX B

MONTHLY DATA FILES

Record length = 100	LOS01
DESCRIPTION	START	END	POS	ANNOTATIONS
ENTITY	001	005	5
COST CENTER	006	011	6
POOL IDENTIFIER	012	014	3
SUB POOL IDENTIFIER	015	024	10
CUSTOMER #	025	034	10
NOTE #	035	042	8
MT CODE	043	045	3
TRANSACTION CODE	046	047	2	WILL HAVE ‘MT’ IF FEED IS FROM MT, OTHERWISE THE CL TRANS. CODE.
TRANSACTION CODE QUALIFIER	048	049	2
TRANSACTION DATE	050	057	8	CCYYMMDD
BUSINESS LINE	058	059	2
ACKTBL TRANSACTION CODE	060	062	3
TRANSACTION AMOUNT	063	079	17
SIGN	063	063	1
DOLLARS	064	076	13
DECIMAL	077	077	1
CENTS	078	079	2
GL ACCOUNT NUMBER	080	093	14
ACCOUNT	080	089	10
SUB ACCOUNT NUMBER	090	093	4
VARIABLE RATE TYPE	094	095	2
FILLER	094	100	5

Record length = 3775	SS01
DESCRIPTION	START	END	POS.	ANNOTATIONS
ACCOUNT #	0001	0026	26
BANK CODE	0001	0002	2
BRANCH CODE	0003	0005	3
RETAIL/LEASE CODE	0006	0008	3
CUSTOMER #	0009	0018	10
NOTE #	0019	0026	8
POOL IDENTIFIER	0027	0029	3
SUB POOL IDENTIFIER	0030	0039	10
CONTRACT DATE	0040	0047	8	CCYYMMDD
ORIGINAL MATURITY DATE	0048	0055	8	CCYYMMDD
CURRENT MATURITY DATE	0056	0063	8	CCYYMMDD
ORIGINAL AMOUNT FINANCED	0064	0080	17
SIGN	0064	0064	1
DOLLARS	0065	0077	13
DECIMAL	0078	0078	1
CENTS	0079	0080	2
CURRENT OBLIGOR BALANCE	0081	0097	17
SIGN	0081	0081	1
DOLLARS	0082	0094	13

Appendix B-1

DECIMAL	0095	0095	1
CENTS	0096	0097	2
CURRENT HOLDER BALANCE	0098	0114	17
SIGN	0098	0098	1
DOLLARS	0099	0111	13
DECIMAL	0112	0112	1
CENTS	0113	0114	2
FIRST DUE DATE	0115	0122	8	CCYYMMDD
NEXT DUE DATE	0123	0130	8	CCYYMMDD
NEXT PAYMENT AMOUNT	0131	0147	17
SIGN	0131	0131	1
DOLLARS	0132	0144	13
DECIMAL	0145	0145	1
CENTS	0146	0147	2
CURRENT INTEREST RATE (APR)	0148	0155	8
SIGN	0148	0148	1
LEFT OF DECIMAL	0149	0149	1
DECIMAL	0150	0150	1
RIGHT OF DECIMAL	0151	0155	5
ORIGINAL TERMS	0156	0158	3
PAYMENT METHOD	0159	0159	1	C=COUPON
				A=ACH
				B=BILL
				N=NO BILL

INTEREST TYPE	0160	0161	2	00 = SIMPLE INTEREST
				01=SIMPLE INTEREST
				02=78’S INTEREST
				03=STRAIGHT LINE INTEREST
				04=SIMPLE INTEREST (ON SCHEDULED PRIN. BAL.) FOR LOANS W/AMORTIZED PAYMENT SCHEDULE.
				05=SIMPLE INT. AVERAGE BAL.
				07=SIMPLE INT. W/BALANCE

DESCRIPTION	START	END	POS.	ANNOTATIONS
				SPREAD RATE ADJ.
				08=ACTURIAL
				09=SUM OF BALANCE
# OF DAYS LATE TO ASSESS LATE FEES	0162	0164	3
LATE FEE AMOUNT	0165	0181	17
SIGN	0165	0165	1
DOLLARS	0166	0178	13
DECIMAL	0179	0179	1
CENTS	0180	0181	2
LATE FEE PERCENT	0182	0189	8
SIGN	0182	0182	1
LEFT OF DECIMAL	0183	0183	1

Appendix B-2

DECIMAL	0184	0184	1
RIGHT OF DECIMAL	0185	0189	5
INTEREST PAID THROUGH DATE	0190	0197	8	CCYYMMDD
INTEREST ACCRUED/UNPAID AT TRANSFER	0198	0214	17
SIGN	0198	0198	1
DOLLARS	0199	0211	13
DECIMAL	0212	0212	1
CENTS	0213	0214	2
LATE FEES DUE	0215	0231	17
SIGN	0215	0215	1
DOLLARS	0216	0228	13
DECIMAL	0229	0229	1
CENTS	0230	0231	2
OTHER AMOUNT DUE	0232	0248	17
SIGN	0232	0232	1
DOLLARS	0233	0245	13
DECIMAL	0246	0246	1
CENTS	0247	0248	2
REMAINING TERM	0249	0251	3
CHARGE OFF DATE	0252	0259	8	CCYYMMDD
CHARGE OFF AMOUNT	0260	0276	17
SIGN	0260	0260	1
DOLLARS	0261	0273	13
DECIMAL	0274	0274	1
CENTS	0275	0276	2
CONTRACT STATE (DEALER)	0277	0278	2
LAST PAYMENT DATE	0279	0286	8	CCYYMMDD

TIMES PAST DUE DATA (1st occ. Info. Below)	0287	0306	20	OCCURS 5 TIMES
SIGN	0287	0287	1	OCC 1 = 10 DAYS PAST DUE
DAYS	0288	0290	3	OCC 2 = 30 DAYS PAST DUE
				OCC 3 = 60 DAYS PAST DUE
				OCC 4 = 90 DAYS PAST DUE
				OCC 5 = 120 DAYS PAST DUE
NUMBER OF NSF CHECKS	0307	0308	2
BUY-BACK (CLOSEOUT FEE)	0309	0316	8
SIGN	0309	0309	1
LEFT OF DECIMAL	0310	0310	1
DECIMAL	0311	0311	1
RIGHT OF DECIMAL	0312	0316	5
BRANCH/REGION/PROCESSING CENTER	0317	0319	3
ORIGINATOR APPLICATION NUMBER	0320	0329	10
ORIGINATOR FUNDING DATE	0330	0337	8	CCYYMMDD
PAY AHEAD BALANCE	0338	0354	17

Appendix B-3

SIGN	0338	0338	1

DESCRIPTION	START	END	POS.	ANNOTATIONS
DOLLARS	0339	0351	13
DECIMAL	0352	0352	1
CENTS	0353	0354	2
TITLE STATE	0355	0356	2
RECOURSE CODE	0357	0357	1
PDI INSURANCE	0358	0358	1	R=RAMSEY-KRUG
				U=UNIVERSAL
				F=FIREMANS’S FUND
				G=EPG
				O=OTHER
				SPACE=NONE
LIFE INSURANCE	0359	0359	1	M=AMERICAN MODERN (USA)
				P=PACIFIC LIFE (CANADA)
				SPACE=NONE
LIABILITY INSURANCE	0360	0360	1	E=ELPA
				SPACE=NONE
DISABILITY INSURANCE	0361	0361	1	M=AMERICAN MODERN
				SPACE=NONE
ESPP INSURANCE	0362	0362	1	G=EPG
				SPACE=NONE
RESIDUAL INSURANCE	0363	0363	1	P=PACIFIC LIFE (CANADA)
				SPACE=NONE
LOAN STATUS	0364	0364	1	A=ACTIVE
				C=CLOSED
				D=ACCOUNT IN REPOSSESSION BUT NOT IN BANKRUPTCY.
REPO BALANCE	0365	0381	17
SIGN	0365	0365	1
DOLLARS	0366	0378	13
DECIMAL	0379	0379	1
CENTS	0380	0381	2

REPO ESTIMATED LOSS	0382	0398	17
SIGN	0382	0382	1
DOLLARS	0383	0395	13
DECIMAL	0396	0396	1
CENTS	0397	0398	2
INTEREST START DATE	0399	0406	8	CCYYMMDD

FIXED OR VARIABLE	0407	0407	1	F=FIXED
				V=VARIABLE
VARIABLE INDEX ADDITION	0408	0415	8
SIGN	0408	0408	1
LEFT OF DECIMAL	0409	0409	1
DECIMAL	0410	0410	1
RIGHT OF DECIMAL	0411	0415	5

Appendix B-4

VARIABLE FLOOR	0416	0423	8
SIGN	0416	0416	1
LEFT OF DECIMAL	0417	0417	1
DECIMAL	0418	0418	1
RIGHT OF DECIMAL	0419	0423	5

VARIABLE CEILING	0424	0431	8
SIGN	0424	0424	1
LEFT OF DECIMAL	0425	0425	1
DECIMAL	0426	0426	1
RIGHT OF DECIMAL	0427	0431	5
STOP ACCRUAL INTEREST	0432	0448	17

DESCRIPTION	START	END	POS.	ANNOTATIONS
SIGN	0432	0432	1
DOLLARS	0433	0445	13
DECIMAL	0446	0446	1
CENTS	0447	0448	2
STOP ACCRUAL DATE	0449	0456	8	CCYYMMDD
PAYMENT SCHEDULE REVIEW	0457	0457	1
RESIDUAL AMOUNT (FINANCE LEASES)	0458	0474	17
SIGN	0458	0458	1
DOLLARS	0459	0471	13
DECIMAL	0472	0472	1
CENTS	0473	0474	2
FINANCE CHARGE (PRE COMPUTED)	0475	0491	17
SIGN	0475	0475	1
DOLLARS	0476	0488	13
DECIMAL	0489	0489	1
CENTS	0490	0491	2
DUE DATE/PAYMENT AMT. INFO. (1st occ. Info. Below)	0492	2991	2500	OCCURS 100 TIMES
DUE DATE	0492	0499	8	CCYYMMDD
DUE AMOUNT	0500	0514	17
SIGN	0500	0500	1
DOLLARS	0501	0513	13
DECIMAL	0514	0514	1
CENTS	0515	0516	2

BILL DATE/PAYMENT INFO. (1st occ. info. below)	2992	3447	456	OCCURS 6 TIMES
BILLED DUE DATE	2992	2999	8	CCYYMMDD
BILLED PRINCIPAL	3000	3016	17
SIGN	3000	3000	1
DOLLARS	3001	3013	13
DECIMAL	3014	3014	1
CENTS	3015	3016	2
BILLED INTEREST	3017	3033	17

Appendix B-5

SIGN	3017	3017	1
DOLLARS	3018	3030	13
DECIMAL	3031	3031	1
CENTS	3032	3033	2
BILLED LATE CHARGES	3034	3050	17
SIGN	3034	3034	1
DOLLARS	3035	3047	13
DECIMAL	3048	3048	1
SIGN	3049	3050	2
BILLED OTHER FEES	3051	3067	17
SIGN	3051	3051	1
DOLLARS	3052	3064	13
DECIMAL	3065	3065	1
CENTS	3066	3067	2
BILLED THROUGH DATE	3448	3455	8	CCYYMMDD
ACCRUAL BASIS YEAR	3456	3456	1	0=365-DAY YEAR
				1=360-DAY YEAR
				2=365/366-DAY YEAR
ACCRUAL BASIS MONTH	3457	3457	1	0=ACTUAL-DAYMONTH
				1=30-DAY MONTH
PAYMENT SCHEDULE INFO. (1st occ. Info. below)	3458	3637	180	OCCURS 5 TIMES
PAYMENT SCHEDULE STATUS	3458	3458	1
PAYMENT SCHEDULE TYPE	3459	3459	1
PAYMENT SCHEDULE INTERVAL	3460	3462	3

DESCRIPTION	START	END	POS.	ANNOTATIONS
PAYMENT SCHEDULE TIMES BILLED	3474	3476	3
PAYMENT SCHEDULE AMOUNT	3477	3493	17
SIGN	3477	3477	1
DOLLARS	3478	3490	13
DECIMAL	3491	3491	1
CENTS	3492	3493	2
CURRENT PAYOFF AMOUNT	3638	3654	17
SIGN	3638	3638	1
DOLLARS	3639	3651	13
DECIMAL	3652	3652	1
CENTS	3653	3654	2
NON RECOGNIZED ACCRUED INTEREST	3655	3671	17
SIGN	3655	3655	1
DOLLARS	3656	3668	13
DECIMAL	3669	3669	1
CENTS	3670	3671	2
VARIABLE RATE TYPE	3672	3673	2	11 = CHANGES ON 15TH (USA)
				12 = CHANGES ON 20TH (USA)
				22 = CHANGES ON 15TH (CAN.)
				23 = CHANGES ON 20TH (CAN.)
RSS MONTHLY CASH FLOW	3674	3690	17

Appendix B-6

SIGN	3674	3674	1
DOLLARS	3675	3687	13
DECIMAL	3688	3688	1
CENTS	3689	3690	2
PRINCIPAL WRITE OFF AMOUNT	3691	3707	17
SIGN	3691	3691	1
DOLLARS	3692	3704	13
DECIMAL	3705	3705	1
CENTS	3706	3707	2
PAST DUE DAYS	3708	3713	6
SIGN	3708	3708	1
DAYS	3709	3713	5
PAST DUE ALTERNATE	3714	3719	6
SIGN	3714	3714	1
DAYS	3715	3719	3
RECOVERIES	3720	3736	17
SIGN	3720	3720	1
DOLLARS	3721	3733	13
DECIMAL	3734	3734	1
CENTS	3735	3736	2
FILLER	3737	3775	39

Appendix B-7